PULMATRIX Corporate Overview I NASDAQ: PULM Exhibit 99.1

Safe Harbor This presentation contains forward-looking statements. All statements other than statements of historical fact contained herein, including statements regarding our business plans or strategies, projected or anticipated benefits or other consequences of our plans or strategies, projected or anticipated benefits from acquisitions to be made by us, or projections involving anticipated revenues, earnings or other aspects of our operating results, are forward-looking statements. Words such as “anticipates,” “assumes,” “believes,” “can,” “could,” “estimates,” “expects,” “forecasts,” “guides,” “intends,” “is confident that,” “may,” “plans,” “seeks,” “projects,” “targets,” and “would,” and their opposites and similar expressions, as well as statements in future tense, are intended to identify forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results and may not be accurate indications of when such performance or results will actually be achieved. Forward-looking statements are based on information we have when those statements are made or our management’s good faith belief as of that time with respect to future events and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. A discussion of these and other factors, including risks and uncertainties with respect to Pulmatrix, Inc. (the “Company”), is set forth in the Company’s filings with the Securities and Exchange Commission (“SEC”), including the Company’s most recently filed Annual Report on Form 10-K. Investors and security holders are urged to read these documents free of charge on the SEC’s website at http://www.sec.gov. Forward-looking statements contained in this presentation are made as of this date, and the Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise. This presentation contains statistical and market data that we obtained from industry publications, reports generated by third parties, third-party studies and public filings. Although we believe that the publications, reports, studies and filings are reliable as of the date of this presentation, we have not independently verified such statistical or market data. CAUTION: We have not received approval from the FDA, or any other regulatory entity, to market our therapeutic candidates in the United States or in any other jurisdictions. Our therapeutic candidates, including Pulmazole, PUR1800, and PUR0200 are classified by the FDA as investigational drugs and are limited by Federal (or United States) law to investigational use only and will require additional studies to make definitive conclusions and claims about such candidates’ safety or efficacy.

Pulmatrix’s proprietary iSPERSE platform, with an initial focus on respiratory disease, optimizes pharmacokinetics and pharmacology to develop, commercialize and deliver transformational medicines to patients globally Transforming Therapies Through iSPERSETM Enabled Drug Delivery Source: D Singh et al., Br J Clin Pharmacol. 2018, 84(9):2097-2105; Source: ACAAI – 2018 – A Phase 1/1B Study of an Inhaled Formulation of Itraconazole in Healthy Volunteers and Asthmatics; Study Poster Presented at ACAAI in 2018, www.pulmatrix.com Pulmazole Phase 2 Program in ABPA iSPERSE Strategic Partnerships PUR1800 Phase 1b Program in AECOPD

Phase 2 ABPA and Phase 1b AECOPD programs with potential combined peak U.S. revenue potential exceeding $3.5B* Expanding global opportunity with Cipla partnership on Pulmazole lead program Proprietary iSPERSE technology to optimize pharmacokinetics and pharmacology in respiratory and non-respiratory therapeutics A scalable platform with application across drug classes and dry-powder delivery devices creates broad potential for strategic partnerships Intellectual property portfolio well into 2030’s Investment Highlights 4 * Source: Physician Interviews and Payer Interviews; ClearView Health Partners Analysis.

Experienced Leadership Team With Experience to Execute and Deliver Value Mark Iwicki Chairman Terry McGuire Director Strong Background in Product Development & Commercialization Management Bill Duke CFO Ted Raad CEO & Director Dr. Rusty Clayton Head of Clinical Development Michael Lipp, PhD Chemistry Manufacturing & Controls Strategy Diverse Collective Experience from Leading Respiratory Companies Board of Directors Matthew Sherman Director Michael Higgins Director Amit Munshi Director Steve Gillis, PhD Director

Product Pipeline Indication 2019 2020 Pulmazole Anti-fungal Allergic Bronchopulmonary Aspergillosis (ABPA) in Patients with Asthma PUR1800 NSKI Acute Exacerbations of COPD (AECOPD) PUR5700 NSKI Idiopathic Pulmonary Fibrosis (IPF) Robust Pipeline with Projected Significant Value Catalysts* * Estimated Milestones Global Pulmazole partnership and revenue share with Cipla Technologies R&D collaboration discussions underway regarding PUR5700 Additional 505(b)2 iSPERSE enabled pipeline opportunities under consideration Multiple parties engaged in potential iSPERSE technology driven partnerships iSPERSE Partner funded R&D collaborations leveraging iSPERSE to enable new therapies and create opportunities for partnership CMC Pre-Clinical Ph2 Ph2 Data Anticipated Ph1b Ph1b Data Anticipated 01 02 03 04

iSPERSE Small Dense and Dispersible

iSPERSE Enables Product Development Not Possible With Conventional Technologies Small molecules, biologics and macromolecules with challenging physical and chemical attributes Targeted delivery to provide efficacious doses Control of pulmonary and systemic exposure IMPROVING DELIVERY IMPROVING DOSING IMPROVING SAFETY PROFILES Sources: D Singh et al., Br J Clin Pharmacol. 2018, 84(9):2097-2105;; Perry, J, et al., Br J Clin Pharmacol. 2019, 85(3):580-589; ACAAI – 2018 – A Phase 1/1B Study of an Inhaled Formulation of Itraconazole in Healthy Volunteers and Asthmatics; Study Poster Presented at ACAAI in 2018, www.pulmatrix.com

Potential iSPERSE Advantages Evolution of Engineered Dry Powder Drug Delivery iSPERSE Platform Can be used with a broad range of drugs, small molecule to biologic Can be used with any device (e.g. metered-dose, reservoir, capsule or blister-based inhalers) Requires low inspiratory flow for penetration deep into lung, based on high dispersibility Can deliver large doses into lungs (tens of milligrams) with high delivery efficiency Avoids first-pass effect and systemic side-effects with improved pharmacokinetics profile compared to oral delivery Broad IP portfolio into 2030s iSPERSE Large Porous Particle (ARCUS®) Small Porous Particle (PulmoSphereTM) 1µm iSPERSE enables sick patients to get more effective doses Small, dense & dispersible particles designed for highly efficient respiratory delivery Sources: D Singh et al., Br J Clin Pharmacol. 2018, 84(9):2097-2105;; Perry, J, et al., Br J Clin Pharmacol. 2019, 85(3):580-589; ACAAI – 2018 – A Phase 1/1B Study of an Inhaled Formulation of Itraconazole in Healthy Volunteers and Asthmatics; Study Poster Presented at ACAAI in 2018, www.pulmatrix.com

Pulmazole Inhaled Antifungal Inhaled Itraconazole to Treat Allergic Bronchopulmonary Aspergillosis (ABPA) in Patients with Asthma

Allergic Bronchopulmonary Aspergillosis (ABPA) in Patients with Asthma Shah. Allergy Asthma Immunol Res. 2016;8(4):282; Tracy, J Fungi 2016;2:17; Agarwal, Clinical & Experimental Allergy. 2013;43, 850-873; Patterson. Proc Am Thorac Soc. 2010;7:237; Physician Research: Clearview Analysis; Estimate of Adult ABPA Prevalence Based on Country-specific Studies. ~1.5% of adult patients with asthma (~300K U.S. / ~5MM Global) suffer from ABPA. ABPA causes airway inflammation, leading to lung damage and fibrosis. Treatment focus Control of asthma symptoms Prevention and treatment of pulmonary exacerbations Reduction of pulmonary inflammation to prevent end-stage fibrotic disease Treatments are limited to steroid and oral antifungal therapies Typical first line treatment is oral steroid therapy, followed by combination with oral antifungals, after insufficient treatment response with oral steroids Healthy Lung Diseased Lung Exaggerated response of the immune system to the fungus Aspergillus in patients with asthma and cystic fibrosis Untreated ABPA may result in pulmonary fibrosis, respiratory failure and potentially death.

Dose Limiting Side Effects of Oral Antifungal Therapy Reduce Clinical Utility Significant Unmet Need Exists in ABPA Wang. AMAC. 2010;54:2409. Denning. Clinical Infectious Diseases. 2002;34:563; Lestner. Clinical Infectious Diseases 2009; 49:928–30; Denning. Clinical and Experimental Dermatology. 2001;26:648; Greenberger P., B.R., Demain J, et. al., Allergic Bronchopulmonary Aspergillosis. J Allergy Clin Immunol Pract., 2015. 2(6): p. 703-708.; Physician Research: Clearview Analysis Gastro Intestinal Intolerance Hepatic Abnormality Cutaneous Reactions Variable and Poor PK Drug to Drug Interactions Fatigue Visual Changes Significant Unmet Need Remains with Current Treatment Options in ABPA ~50% of ABPA patients have inadequate response to oral steroids alone ~20% of ABPA patients become steroid dependent Long-term steroid use associated with development of complications including invasive aspergillosis Antifungal agents are believed to reduce fungal burden (antigen induces inflammatory response) Antifungal treatment improves clinical outcomes and can potentially enable a reduction in steroid burden While the majority of antifungal use in ABPA is itraconazole, overall antifungal use is limited by safety/tolerability concerns

Ph1/1b Data Highlights Potential to Improve Upon Oral Sporanox Known FEV1, Safety and Tolerability Profile Phase 1/1b : Safety, Tolerability & PK Study in Healthy Normal Volunteers and Patients with Asthma Part 1: Single Ascending Dose (SAD) Healthy Normal Volunteers (n=6/cohort): Optional 4th cohort of 35 mg Part 2: Multiple Ascending Dose (MAD) Healthy Normal Volunteers (n=5-6/cohort) Part 3: Single Dose Crossover Patients with Asthma (n=16) Pulmazole (5 mg) Pulmazole (10 mg) Pulmazole (25 mg) Pulmazole (35 mg) Pulmazole (10 mg) Pulmazole (20 mg) Pulmazole (35 mg) Sporanox® (200 mg; oral) Pulmazole (20 mg) Sporanox® (200 mg; oral) Pulmazole (20 mg) STUDY OBJECTIVES Parts 1 and 2 SAD and MAD in HNV Safety and tolerability of Pulmazole administered up to 14 days Part 3 Single Dose Crossover in Stable Patients with Asthma Safety and tolerability of Pulmazole administered as a single dose in patients with asthma Through measurement of itraconazole levels in sputum and plasma, compare lung exposure and plasma exposure of single dose Pulmazole 20mg vs. single dose oral Sporanox 200mg 13

Pulmazole: Potential to Change Standard of Care for ABPA Ph1/1b study successfully met all endpoints Source: ACAAI – 2018 – A Phase 1/1B Study of an Inhaled Formulation of Itraconazole in Healthy Volunteers and Asthmatics; Study Poster Presented at ACAAI in 2018, www.pulmatrix.com Phase 1/1b Part 1 & 2: SAD and MAD Key Results Phase 1/1b Part 3: Single Dose Crossover Pulmazole 20mg Versus Single Dose Sporanox 200mg Oral 85 50 ~ fold higher lung exposure ~ 1/10th fold lower plasma exposure of dose Demonstrated safety and tolerability of Pulmazole administered up to 14 days Plasma exposure over 24 hours than expected with oral Sporanox 100 - 400 ~ Fold lower 14

Pulmazole Development Plan Builds Upon Clinical Precedent of Sporanox Improvement of FEV1 in ABPA 2018, Agarwal et al. In acute stage treatment naive ABPA patients, monotherapy itraconazole is effective in considerable number of patients, including improved FEV1 within 6 weeks, with less side-effects compared to prednisolone monotherapy 2000, Stevens et al. Itraconazole improved FEV1 and decreased steroid use and total IgE in a randomized double-blind trial with 55 patients 2003, Wark et al. Itraconazole improved FEV1 , decreased total IgE and the exacerbation frequency in a randomized, double-blind trial with 29 patients Source: Stevens. NEJM.2000;342(11):757; Wark. J Allergy Clin Immuno. 2003;111; 952; Agarwal Chest 2018; doi: 10.1016/j.chest.2018.01.005 Three clinical studies demonstrated that Sporanox treatment in addition to standard of care improved both disease biomarkers and FEV1 Stevens and Wark studies support inclusion of oral Sporanox into current ABPA treatment guidelines (2016 IDSA) and were drivers behind the Pulmazole Ph2 and Ph2b/3 study designs Stevens, Wark and Agarwal studies showed significant improvement in FEV1 and biomarkers for ABPA Pulmazole is expected to improve upon the known efficacy, safety and tolerability profile of oral Sporanox given the Ph1/1b results of ~50 fold higher lung exposure and ~85 fold lower plasma exposure than oral Sporanox at 1/10 the dose Pulmazole is anticipated to improve upon Sporanox outcomes demonstrated in clinical literature 01 02 03

1/10th of dose 28-day safety, tolerability, pulmonary function and biomarker study in patients with asthma and ABPA Phase 2 Study Underway is Expected to Support Proof of Mechanism in Patients with Asthma-ABPA Randomized, double-blind, placebo controlled study (1:1 randomization; n = 16 per arm) Primary Endpoint Safety & tolerability Pulmonary function (FEV1) Biomarkers Other Endpoints Plasma and sputum PK FEV1 Sputum and plasma eosinophils Serum IgE IgE and IgG (specific to A. fumigatus antigens) plasma concentrations Aspergillus burden in sputum Disease control (ACQ-6) FeNO 3Q-2019 4Q-2019 1Q-2020 2Q-2020 3Q-2020 Phase 2 Start Phase 2 Data Anticipated Upcoming milestones Patient Profile Patients with Asthma (M/F, ages 18-65) with confirmed/stable Asthma and ABPA ABPA Patients Placebo Pulmazole (10 mg) Pulmazole (20 mg) Pulmazole (35 mg) Endpoints Safety Tolerability Pulmonary Function Biomarkers 16

1/10th of dose Potential Ph3 study design pending Ph2 results and FDA feedback Phase 3 Trial Powered to Show FEV1 Improvement Randomized, double-blind, placebo controlled study (n=120 per arm). 16 weeks dosing with 16 weeks follow-up. Primary Endpoint FEV1 Secondary Endpoints Disease control (ACQ-6) Combined Asthma and ABPA exacerbations (frequency/timing) Steroid use Biomarkers Sputum/plasma eosinophils Serum IgE IgE and IgG (specific to A. fumigatus antigens) plasma concentrations Aspergillus burden in sputum FeNO ABPA Patients Placebo Pulmazole (10 mg)* Pulmazole (20 mg)* Endpoints FEV1 Exacerbations PFT/Biomarkers Disease Control QOL Patient Profile Patients with moderate-to-severe asthma (M/F, ages 18-65) confirmed/stable Asthma and ABPA * Final Ph3 doses to be determined following Ph2 and 6-month non-clinical toxicology *Final dose selection to be determined 17

Pulmazole: $1.5B Peak Net Revenue Potential in the U.S. Anticipated 1st line use drives Pulmazole’s ~$1.5B U.S. peak net revenue forecast Source: Physician Interviews; Payer Interviews; ClearView Analysis. *Also includes discount for patient compliance, patient persistence, and gross-to-net adjustment and peak revenues expected at loss of market exclusivity, ~11 years post launch; ** Estimate based on ClearView Analysis, which took into account uninsured patients, patients who are unwilling to pay, and projected access restrictions placed by payers ~$200M U.S. Other Indications ~$1.3B U.S. ABPA Asthma Net Revenue 1st Line Antifungal Usage May More than Double Xolair is indicated for severe asthma poorly controlled by ICS with a reactivity to aeroallergen Nucala is indicated for patients with severe asthma and an eosinophilic phenotype Cinqair is indicated for patients with severe asthma and an eosinophilic phenotype Payers Interviewed Suggested ~80% Market Access*** and ~$40K Annual Treatment Cost Similar to TOBI Podhaler and Severe Asthma Biologics Xolair Annual Price: ~$40 K Tobi Podhaler Annual Price: ~$40K TOBI Podhaler is a dry‐powder inhaled antibiotic for cystic fibrosis patients with Pseudomonas aeruginosa Nucala Annual Price: ~$35 K Cinqair Annual Price: ~$25K

Cipla Partnership: Expanding Global Opportunities Partnership validates Pulmazole development plan and potential of iSPERSE technology platform Partnership $22M up-front payment, combined with funds raised by Pulmatrix, fully funds the company beyond the Pulmazole Ph2 study data Cipla Technologies, a Cipla wholly owned subsidiary, was incorporated in 2018 to develop and commercialize branded products with a respiratory and neurology focus Equal sharing of future Pulmazole development and commercialization costs and worldwide free cash flows (profit) Cipla is India’s 2nd largest pharmaceutical company with global presence in over 130 countries, over 35 manufacturing facilities and a vast network for direct commercialization and strategic alliances Cipla Technologies

Clinical precedent supports oral Sporanox efficacy in asthma-ABPA, including FEV1 and exacerbation improvement Ph1/1b data demonstrated potential for Pulmazole to improve upon the known efficacy, safety and tolerability of oral Sporanox Improved efficacy, safety and tolerability has the potential to increase antifungal use and shift Pulmazole to first line treatment for ABPA – addressing the underlying cause of disease and avoiding side effects of oral antifungal therapy and prolonged steroid treatment Ph2 proof of mechanism clinical study readout planned mid-2020 Worldwide 50-50 co-development and revenue share Pulmazole partnership with Cipla Technologies on a potential ~$1.5B peak net revenue opportunity in U.S. alone Potential to Expand and Shift Inhaled Antifungal Use to First Line Treatment in ABPA Pulmazole Highlights 20 * Research: Clearview Analysis

PUR1800 Narrow Spectrum Kinase Inhibitor (NSKI) Inhaled p38, Syk, Src Kinase Inhibitor to Treat Acute Exacerbations in COPD (AECOPD) Reformulation of Janssen’s RV1162

Limited Efficacy in Standard of Care for AECOPD Moderate-to-Severe Exacerbations . Bacterial & Viral AECOPD Incidence and Etiology Steroids are standard of care for moderate-to-severe acute exacerbations, which occur across all patient severity types ~90% of the 18M annual U.S. moderate-to-severe exacerbations are treated in outpatient setting Infectious etiologies cause ~80% of acute exacerbations Purulent sputum indicates management should incorporate antibiotics Viral exacerbations tend to last longer than bacterial exacerbations and are most often caused by rhinovirus infection Steroids have limited efficacy in addressing infection induced inflammation Significant unmet need exists in AECOPD with underlying infection and/or steroid resistance Source: Hurst. N Engl J Med. 2010; 363:1128; Anzueto. Am J Med Sci. 2010;340(4)309; Celli. Eur Respir J. 2007;30(2):401; D-C. Man. ERJ Open Res. 2015;1(2); Vogelmeier. Am J Respir Crit Care Med. 2017; 195(5)557; Pulmatrix Internal Documents; Physician Interviews; ClearView Analysis Acute Exacerbation in COPD (AECOPD) Etiology

Narrow Spectrum Kinase Inhibitors (NSKI) Source: Barnes PJ. Pharmacol Rev 2016; 68:788–815, Barnes PJ. J Allergy Clin Immunol 2013; 131:636-45, Geraghty P et al. Am J Respir Cell Mol Biol. 2014; 50(3):559-70, Angata T et al. Cell Mol Life Sci. 2013; 70(17):3199-210 PUR1800 (p38/Src/Syk) Block steroid resistant inflammation & lung remodeling processes Three Primary Benefits in AECOPD 01 Treat Steroid-Resistant Inflammation Inhibit p38 MAP kinases (p38MAPK) to restore steroid sensitivity and reduce inflammation Block inflammatory action of Src, which promotes cytokine production in damaged airway epithelial cells 02 Treat Inflammation from Infections Prevent viral and bacterial p38MAPK stimulation Suppress Syk-promoted pro-inflammatory cytokine production from bacterial infection 03 Treat Airway Remodeling Block growth factor mediated activation of primary lung fibroblasts Potential to be disease modifying

Inhibition of Tobacco Smoke-Induced Lung Inflammation # RV1162 (NSKI) Reduces Steroid Resistant Inflammation in Preclinical Models Source: Data on File; Pulmatrix Internal Documents; ### Significant difference between each other at p<0.001; *** Significant difference from tobacco smoke control at p<0.001 RV1162 In vitro: Verified kinase target engagement and inhibition with similar potency across p38, Src and Syk kinases Reduces steroid-sensitive cytokine release in human and animal cell lines with broadly similar potency (data has translational utility) Ex vivo: Reduces steroid-resistant inflammation in cells from COPD patients Reduces viral replication and infection-related inflammation in human cells In vivo: Reduces steroid insensitive inflammation in LPS, ovalbumin and tobacco smoke models Restores steroid efficacy RV1162 reduces steroid insensitive, tobacco smoke-induced inflammation and restores steroid efficacy Additional Pre-Clinical Data

First in Human Study of RV1162 (NSKI) Decreases markers of inflammation in moderate-to-severe COPD patients RV1162 shows clinical target engagement and positive biomarker efficacy in Janssen Trial Source: EST001 Study with 35 healthy subjects and 30 subjects with moderate-to-severe COPD Clinical Data Summary RV1162 lactose blend was well tolerated in human study including stable COPD subjects: ClinicalTrials.gov NCT01970618 RV1162 lactose blend reduced the level of p38 phosphorylation demonstrating target engagement 12 days of patient dosing shows onset of anti-inflammatory benefit after a short dosing regimen RV1162 lactose blend showed dose-proportionality, linear kinetics, and minimal variability between subjects RV1162 RV1162 Reduced P38 MAPK Phosphorylation RV1162 reduced Sputum Neutrophils RV1162

Micronized RV1162 PUR1800 iSPERSE Formulation Overcame the Limitations of RV1162 in Lactose Blend PUR1800 - GLP tox formulation Janssen engaged Pulmatrix to overcome poor aerosol performance, drug accumulation in vivo and concerns with safety profile of RV1162 lactose blend formulation Janssen exited respiratory and licensed RV1162 to Pulmatrix given iSPERSE ability to enable further clinical development PUR1800 iSPERSE formulation of RV1162 was identified and advanced into 28-day GLP non-clinical safety study Lead formulation shown to be physically and chemically stable with robust aerosol performance in non-clinical safety study Improved aerosol performance means lactose blend-comparable lung doses of PUR1800 can be achieved with less than ½ of the nominal dose iSPERSE Particle Engineering

28-Day GLP Toxicology Study Resulted in Improved Safety Margins Relative to RV1162 Janssen’s EST001 study of RV1162 lactose blend demonstrated efficacy biomarkers at 500 µg nominal dose (~125 µg lung dose) PUR1800 achieves same lung dose with ~ 200 µg Data supports maximum PUR1800 nominal clinical dose of 550 µg Source Data on File; Pulmatrix Internal Documents Rat Study Dog Study Systemic Exposure Dose Proportional Dose Proportional Lung Exposure Dose Proportional Dose Proportional Noteworthy clinical signs None None PUR1800 28-Day NOAEL 259 µg/kg/day / (max dose on study) 124 µg/kg/day / (max dose on study) Maximum Nominal PUR1800 Clinical Dose 600 µg 550 µg Resultant PUR1800 Lung dose 360 µg 330 µg RV1162 Lactose blend dose to achieve same lung dose ~1440 µg ~1320 µg

1/10th of dose Phase 1b: safety study bridging from lactose to iSPERSE formulation PUR1800 Phase 1b Proof of Concept Trial in Stable COPD Randomized, double-blind, 3-way crossover study; 3 dose groups (2 active, 1 placebo) with 15 pts. 7 Days of daily dosing, with 28-day crossover and 7-day follow-up Endpoints Safety & Tolerability Pulmonary function (FEV1) days 1, 4 and 7 PK on days 1 and 7 PD on days 1 and 7 Q1-2020 Q2-2020 Q3-2020 Q4-2020 Upcoming milestones Phase 1b Trial Start Anticipated Phase 1b Data Anticipated Stable COPD Patients 15 patients Randomized to 1st dose 225 µg iSPERSE PUR1800 ≈ 500 µg Janssen RV1162 lactose Blend (based on predicted lung deposition) PUR1800 (250 µg) Placebo PUR1800 (500 µg) Placebo PUR1800 (250 µg) PUR1800 (500 µg) Placebo PUR1800 (500 µg) PUR1800 (250 µg) 28

1/10th of dose Design to be informed by Ph1b results, FDA feedback and potential partner interest Proposed Future Phase 2 Study Design Randomized, double-blind, placebo controlled study (n=120 per arm). 16 weeks dosing with 16 weeks follow-up. Primary Endpoint Pulmonary function (FEV1) days 7, 14, 30, 60, 90, 120, 150 and 180 Interim Analysis at 28 days in first 30 patients per arm FEV1, PD endpoints, kinase phosphorylation, sputum neutrophils Overall analysis at 180 days after last dose in 100 patients per arm FEV1, evaluation of clinical response, treatment failure rates, patient reported outcomes, number of exacerbations and time to exacerbation over 180 days, hospitalization rates Patients with Moderate-to-Severe AECOPD Exacerbations 30% ≤ FEV1 < 80% n=400 100 patients per arm Placebo + SOC PUR1800 + SOC (100 µg) PUR1800 + SOC (250 µg) PUR1800 + SOC (500 µg) Interim Analysis 30 patients/arm 28 Days of Dosing Placebo + SOC PUR1800 + SOC (100 µg) PUR1800 + SOC (250 µg) PUR1800 + SOC (500 µg) Randomized 1:1:1:1 29

PUR1800: $2.4B in U.S. Peak Revenue Potential Source: * Peak revenues expected at loss of market exclusivity, ~14 years post launch and also includes discount for patient compliance, patient persistence, and gross-to-net adjustment; ** Estimate based on ClearView Analysis, which included qualitative physician surveys and interviews; # Estimate based on ClearView Analysis, which took into account uninsured patients, patients who are unwilling to pay, and projected access restrictions placed by payers ~16M COPD patients in the U.S. 77% experience at least one exacerbation annually ~18M moderate-to-severe AECOPD episodes annually in U.S. > 20% corticosteroid treatment failure rate in moderate-to-severe AECOPD patients PUR1800 potentially has efficacy across the spectrum of causes of AECOPD Treatment Option Current Use Expected Use PUR1800 (+ oral corticosteroids and/or antibiotics) 0% ~35% Oral Corticosteroids + Antibiotics ~58% ~34% Antibiotics Alone ~13% ~10% Oral Corticosteroids Alone ~25% ~18% No Treatment ~4% ~3% Prescriber Reported PUR1800 Utilization Large Addressable AECOPD Burden PUR1800 Market Opportunity Pricing Potential & Market Access Up to 35% expected use**, in addition to standard of care (oral corticosteroids plus/minus antibiotic) 70% payer market access*** with minimal use restrictions and launch price of $650 per incident

* Research: Clearview Analysis IND Ready with potential to Address Significant Unmet Needs in AECOPD PUR1800 Highlights 18M moderate-severe AECOPD yearly incidence in U.S., 80% of which is due to infection induced inflammation where standard of care (steroids) has limited efficacy In pre-clinical studies, RV1162 demonstrated multifactorial efficacy in steroid-resistant inflammation In clinical studies, RV1162 lactose blend demonstrated target engagement, anti-inflammatory activity, safety and tolerability in a 12-day study with stable COPD patients* PUR1800 – the iSPERSE formulation of RV1162, has the potential to dose up to 3X the RV1162 lactose blend’s “effective dose” while improving safety margins Pulmatrix Phase 1b clinical program for PUR1800 planned to start 1Q 2020 PUR1800 potentially represents up to ~$2.4B peak net revenue opportunity in the U.S. for an inhaled non-steroidal treatment of AECOPD 31

Glossary of Terms ABPA Allergic Bronchopulmonary Aspergillosis ACQ-6 Asthma Control Questionnaire 6 AECOPD Acute Exacerbations of Chronic Obstructive Pulmonary BAL Bronchoalveolar Lavage CMC Chemistry Manufacturing and Controls COPD Chronic Obstructive Pulmonary Disease FeNO Fractional Exhaled Nitric Oxide FEV1 Forced Expiratory Volume in 1 Second GLP Good Laboratory Practice HNV Healthy Normal Volunteers ICS Inhaled Corticosteroid IDSA Infectious Disease Society of America IgE Immunoglobulin E Antibodies IgG Immunoglobulin G Antibodies IND Investigational New Drug IP Intellectual Property IPF Idiopathic Pulmonary Fibrosis LPS Lipopolysaccharide MAD Multiple Ascending Dose MAPK Mitogen-Activated Protein Kinases NSKI Narrow Spectrum Kinase Inhibitor PD Pharmacodynamics PK Pharmacokinetics POM Proof of Mechanism Pulmazole PUR1900 SAD Single Ascending Dose SOC Standard of Care Sporanox Oral Itraconazole 200mg

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